Exhibit 21

LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Abilene Holding Company, LLC	Delaware
Abilene Legacy Sub, LLC dba Abilene Behavioral Health	Delaware
Acadia Assurance Company	Tennessee
Acadia Chattanooga Holdings, LLC	Tennessee
Acadia Columbus JV Holdings, LLC	Delaware
Acadia Crestwyn Holdings, LLC Acadia Greenville Holdings, LLC Acadia JV Holdings, LLC Acadia LaPlace Holdings, LLC Acadia Management Company, LLC	Delaware Delaware Delaware Delaware Delaware
Acadia Merger Sub, LLC Acadia Nashville JV Holdings, LLC	Delaware Delaware
Acadia New Bedford Holdings, LLC	Delaware
Acadia Reading Holdings, LLC	Delaware
Acadia Realty Holdings, LLC	Delaware
Acadia South Florida Holdings, LLC Acadiana Addiction Center, LLC dba Acadiana Addiction Center	Delaware Delaware
Advanced Treatment Systems, LLC dba Coatesville Treatment Center dba Lebanon Treatment Center	Virginia
Affinity Healthcare Holdings Limited	United Kingdom
Affinity Healthcare Limited	United Kingdom
Affinity Hospitals Group Limited	United Kingdom
Affinity Hospitals Holding Limited	United Kingdom
Affinity Hospitals Limited	United Kingdom
AHC- WW Jersey Limited	Jersey
Amore (Ben Madigan) Limited	United Kingdom
Amore (Bourne) Limited	United Kingdom
Amore (Cockermouth) Limited	United Kingdom
Amore (Coventry) Limited	United Kingdom
Amore Care (Holdings) Limited	United Kingdom
Amore Care Limited	United Kingdom
Amore Elderly Care Holdings Limited	United Kingdom
Amore Elderly Care Limited	United Kingdom
Amore Elderly Care (Wednesfield) Limited	United Kingdom
Amore Group (Holdings) Limited	United Kingdom
Amore (Ings Road) Limited	United Kingdom
Amore (Prestwick) Limited	United Kingdom
Amore (Stoke 1) Limited	United Kingdom
Amore (Stoke 2) Limited	United Kingdom
Amore (Warrenpoint) Limited	United Kingdom
Amore (Watton) Limited	United Kingdom
Amore (Wednesfield 1) Limited	United Kingdom
Amore (Wednesfield 2) Limited	United Kingdom
Ascent Acquisition - CYPDC, LLC dba Ascent Acquisition - CYPDC	Arkansas

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Ascent Acquisition - PSC, LLC dba Ascent Acquisition - PSC	Arkansas
Ascent Acquisition, LLC dba Ascent Children’s Health Services dba Ascent	Arkansas
Aspen Education Group, Inc.	California
Aspen Youth, Inc.	California
Aspire Scotland Holdings Limited	United Kingdom
Aspire Scotland Limited	United Kingdom
Atlanta Recovery Center, LLC	Delaware
ATS of Cecil County, LLC dba Cumberland Treatment Center dba Elkton Treatment Center dba Pine Heights Treatment Center	Virginia
ATS of Delaware, LLC dba Claymont Treatment Center	Virginia

ATS of North Carolina, LLC

dba Carolina Treatment Center of Fayetteville

dba Carolina Treatment Center Of Goldsboro

dba Carolina Treatment Center Of Pinehurst

dba Cumberland County Treatment Center

dba Mountain Health Solutions – Asheville

dba Mountain Health Solutions – North Wilkesboro

dba Winston-Salem Comprehensive Treatment Center

Virginia
Austin Behavioral Hospital, LLC dba Cross Creek Hospital dba Cross Creek Behavioral Hospital	Delaware
Austin Eating Disorders Partners, LLC dba McCallum Place Austin dba Cedar Springs Austin	Missouri
Autism (GB) Limited	United Kingdom
Autism Tascc Services Limited.	United Kingdom
Azure Acres Treatment Center, LLC	Delaware
Baton Rouge Treatment Center, LLC dba Baton Rouge Treatment Center dba North Louisiana Treatment Center dba North Shore Treatment Center	Louisiana
Bayside Marin, Inc. dba Bayside Marin I dba Bayside Marin II dba Bayside Marin III dba Bayside Marin IV dba Bayside San Francisco	Delaware
BCA of Detroit, LLC dba BCA Stonecrest Center dba StoneCrest Center	Delaware
Beckley Treatment Center, LLC dba Beckley Treatment Center	West Virginia
Belmont Behavioral Hospital, LLC	Delaware
Belmont Physician Services, LLC	Delaware
Bethlehem Behavioral Health, LLC	Delaware
BGI of Brandywine, LLC dba Bowling Green at Brandywine	Virginia

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Blue Ridge Mountain Recovery Center, LLC	Delaware
Bowling Green Inn of Pensacola, LLC dba Twelve Oaks dba Twelve Oaks Treatment Center dba Wellness Resource Center	Virginia
Bowling Green Inn of South Dakota, Inc. dba Keystone Treatment Center	Virginia
Burnside Care Limited	United Kingdom
California Treatment Services, LLC dba Recovery Solutions of Santa Ana	California
Canopy Cove, LLC	Delaware
Capestrano Investment Company, Inc.	Puerto Rico
Capestrano Realty Company, Inc.	Puerto Rico
CAPS of Virginia, LLC	Virginia
Cartersville Center, LLC dba Cartersville Center dba Cartersville Comprehensive Treatment Center	Georgia
Cascade Behavioral Holding Company, LLC	Delaware
Cascade Behavioral Hospital, LLC dba Cascade Behavioral Health	Delaware
Castlecare Group Limited	United Kingdom
Castlecare Holdings Limited	United Kingdom
Castle Homes Care Limited	United Kingdom
Castle Homes Limited	United Kingdom
Castlecare Education Limited	United Kingdom
Cedar Crest Clinic	Texas
Center for Behavioral Health-HA, LLC	Pennsylvania
Center for Behavioral Health-ME, Inc. dba Discovery House	Maine
Center for Behavioral Health-PA, LLC	Pennsylvania
Centerpointe Community Based Services, LLC	Indiana
Charleston Treatment Center, LLC dba Charleston Treatment Center	West Virginia
Cheadle Royal Healthcare Limited	United Kingdom
Cheadle Royal Residential Services Limited	United Kingdom
Chelfham Senior School Limited	United Kingdom
Clarksburg Treatment Center, LLC dba Clarksburg Treatment Center	West Virginia
Clearbrook Treatment Centers, LLC dba Huntington Creek Recovery Center	Pennsylvania
Clearbrook Treatment Centers Land, LLC	Pennsylvania
CO Developments Limited	United Kingdom
Cockermouth Propco Limited	United Kingdom
Commodore Acquisition Sub, LLC	Delaware
Conquest Care Homes (Norfolk) Limited	United Kingdom
Conquest Care Homes (Peterborough) Limited	United Kingdom
Conquest Care Homes (Soham) Limited Conway Behavioral Health, LLC	United Kingdom Delaware
Cotswold Care Services Limited	United Kingdom
Coxlease Holdings Limited	United Kingdom
Coxlease School Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
CPCA, LLC dba Ann Arbor Treatment Center dba Cedar Rapids Treatment Center dba Holland Treatment Center dba Midcoast Treatment Center dba Western Michigan Treatment Center	Delaware
Craegmoor Group Limited	United Kingdom
Craegmoor Limited	United Kingdom
Craegmoor Care (Holdings) Limited	United Kingdom
Craegmoor Facilities Company Limited	United Kingdom
Craegmoor Group (No. 1) Limited	United Kingdom
Craegmoor Group (No. 2) Limited	United Kingdom
Craegmoor Group (No. 3) Limited	United Kingdom
Craegmoor Group (No. 5) Limited	United Kingdom
Craegmoor Group (No. 6) Limited	United Kingdom
Craegmoor (Harbour Care) Limited	United Kingdom
Craegmoor Healthcare Company Limited	United Kingdom
Craegmoor Holdings Limited	United Kingdom
Craegmoor Homes Limited	United Kingdom
Craegmoor Hospitals (Holdings) Limited	United Kingdom
Craegmoor Learning (Holdings) Limited	United Kingdom
Craegmoor Supporting You Limited	United Kingdom
CRC ED Treatment, LLC dba Carolina House dba Carolina House-Raleigh dba Center for Hope of the Sierras dba Montecatini dba Montecatini II dba Montecatini Outpatient Treatment Center	Delaware
CRC Group, LLC	Delaware
CRC Health, LLC dba eGetgoing	Delaware

CRC Health Oregon, LLC

dba Allied Health Services - Medford

dba Allied Health Services Beaverton

dba Allied Health Services East

dba Allied Health Services for Drug Recovery

dba Allied Health Services Ontario

dba Allied Health Services Portland - Belmont

dba Allied Health Services Portland - Burnside

dba Allied Health Services Portland -Alder

dba Health Services Treasure Valley

dba Willamette Valley Treatment Center

Oregon

CRC Health Tennessee, LLC

dba Mirror Lake Recovery Center

dba New Life Lodge

dba New Life Recovery Services-Cookeville

dba New Life Recovery Services-Jacksboro

dba New Life Recovery Services-Jamestown

dba New Life Recovery Services-Knoxville

dba New Life Recovery Services-Knoxville West

Tennessee

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

CRC Health Treatment Clinics, LLC

dba North Florida Treatment Center

dba Maricopa County Comprehensive Treatment Center

dba Hattiesburg Comprehensive Treatment Center

dba Gulf Coast Comprehensive Treatment Center

dba Jackson Comprehensive Treatment Center

dba Shelbyville Comprehensive Treatment Center

dba Southaven Comprehensive Treatment Center

dba Kentuckian Comprehensive Treatment Center

Delaware
dba Brandon Comprehensive Treatment Center
dba East Orlando Comprehensive Treatment Center
dba Ft. Myers Comprehensive Treatment Center
dba North Orlando Comprehensive Treatment Center
dba St. Petersburg Comprehensive Treatment Center
dba Temple Terrace Comprehensive Treatment Center
dba West Tampa Comprehensive Treatment Center
CRC Recovery, Inc. dba Ann Arbor Treatment Center dba Cedar Rapids Treatment Center dba Midcoast Treatment Center dba Western Michigan Treatment Center	Delaware
CRC Wisconsin RD, LLC dba Burkwood Treatment Center	Wisconsin
Crestwyn Health Group, LLC	Tennessee
Crossroads Regional Hospital, LLC dba Longleaf Hospital	Delaware
Cumberland Behavioral Health, LLC	Delaware
Delta Medical Services, LLC	Tennessee
Detroit Behavioral Institute, LLC dba Capstone Academy dba Detroit Behavioral Institute – Capstone Program dba Detroit Capstone	Massachusetts
DHG Services, LLC	Delaware
Discovery House, LLC	Pennsylvania
Discovery House-BC, LLC	Pennsylvania
Discovery House-BR, Inc.	Maine
Discovery House CC, LLC	Pennsylvania
Discovery House CU, LLC	Pennsylvania
Discovery House-Group, LLC	Delaware
Discovery House-HZ, LLC	Pennsylvania
Discovery House-LT, Inc.	Utah
Discovery House MA, Inc.	Maine
Discovery House Monroeville, LLC	Pennsylvania
Discovery House-NC, LLC	Pennsylvania
Discovery House of Central Maine, Inc.	Maine
Discovery House TV, Inc.	Utah
Discovery House-UC, Inc.	Utah
Discovery House Utah, Inc.	Utah
Discovery House WC, Inc.	Maine
DMC-Memphis, LLC	Tennessee
Duffy’s Napa Valley Rehab, LLC	Delaware
Dunhall Property Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
East Indiana Treatment Center, LLC dba East Indiana Treatment Center	Indiana
El Paso Behavioral Hospital, LLC	Delaware
dba Vista Behavioral Health
Employee Management Services Limited	United Kingdom
Erlanger Behavioral Health, LLC	Tennessee
Evansville Treatment Center, LLC dba Evansville Treatment Center	Indiana
Fanplate Limited	United Kingdom
Farleigh Schools Limited	United Kingdom
FenX Healthcare, LLC	Delaware
Ferguson Care Limited	United Kingdom
Four Circles Recovery Center, LLC dba Four Circles Evolution	Delaware
Fulford Grange Medical Centre Limited	United Kingdom
Galax Treatment Center, LLC dba Life Center of Galax dba New River Treatment Center dba Clinch Valley Treatment Center	Virginia
Galaxy Cafe Limited	United Kingdom
Galaxy UK Leisure Limited	United Kingdom
Generations Behavioral Health, LLC	Delaware
Generations BH, LLC	Ohio
Gifford Street Wellness Center, LLC	Delaware
Greenbrier Acquisition, LLC	Delaware
Greenbrier Holdings, L.L.C.	Louisiana
Greenbrier Hospital, L.L.C.	Louisiana
dba Covington Behavioral Health
Greenbrier Realty, L.L.C.	Louisiana
Greenleaf Center, LLC dba Greenleaf Behavioral Health Hospital dba Greenleaf Center	Delaware
Greenville Behavioral Health, LLC	Delaware
Greymount Properties Limited	United Kingdom
Grovedraft Limited	United Kingdom
Habilitation Center, LLC dba Millcreek of Arkansas	Arkansas

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)

Habit Opco, LLC

dba Habit OPCO – Allentown

dba Habit OPCO - Boston

dba Habit OPCO – Brattleboro

dba Habit OPCO – Dunmore

dba Habit OPCO – Fall River

dba Habit OPCO – Fitchburg

dba Habit OPCO – Lowell

dba Habit OPCO – Lynn

dba Habit OPCO – Manchester

dba Habit OPCO - Pottstown

dba Habit OPCO – Pottstown

dba Habit OPCO – Springfield

dba Habit OPCO - Strathmore Treatment Associates

dba Habit OPCO – Suburban Treatment Associates

dba Habit OPCO – Taunton

dba Habit OPCO – Wareham

dba Habit OPCO - Watsontown

dba Habit OPCO – West Lebanon

Delaware
Harbour Care (UK) Limited	United Kingdom
HCP Polaris Investment, LLC	Delaware
Health & Care Services (NW) Limited	United Kingdom
Health & Care Services (UK) Limited	United Kingdom
Heddfan Care Limited	United Kingdom
Helden Homes Limited	United Kingdom
Hendersonville Recovery Center, LLC Henryville Inn, LLC Hermitage Behavioral, LLC	Delaware Pennsylvania Delaware
High Quality Lifestyles Limited	United Kingdom
HMIH Cedar Crest, LLC dba Cedar Crest Hospital & RTC	Delaware
Huntington Treatment Center, LLC dba Huntington Treatment Center	West Virginia
Indianapolis Treatment Center, LLC dba Indianapolis Treatment Center	Indiana
Indio Behavioral Hospital, LLC	Delaware
IVRTC, LLC	Delaware
J C Care Limited	United Kingdom
Jacques Hall Limited	United Kingdom
Johnston Care Limited	United Kingdom
Kids Behavioral Health of Montana, Inc. dba Acadia Montana	Montana
Lambs Support Services Limited	United Kingdom
Lakeland Hospital Acquisition, LLC dba Lakeland Behavioral Health System dba Lakeland Regional Hospital	Georgia
Lansdowne Road Limited	United Kingdom
Libra Nursing Homes Limited	United Kingdom
Life Works Community Limited	United Kingdom
Lothlorien Community Limited	United Kingdom
Manor Hall Specialist Care Partnerships Limited	England and Wales
McCallum Group, LLC	Missouri
McCallum Properties, LLC	Missouri

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Medical Imaging (Essex) Limited	United Kingdom
Middleton St George Healthcare Limited	United Kingdom
Millcreek School of Arkansas, LLC	Arkansas
Millcreek Schools, LLC	Mississippi

Milwaukee Health Services System, LLC

dba 10th Street Clinic

dba 10th Street Comprehensive Treatment Center

dba Appleton Comprehensive Treatment Center

dba Madison East Comprehensive Treatment Center

dba Madison Health Services

dba North West Wisconsin Comprehensive Treatment Center

dba River’s Shore Clinic

dba River’s Shore Comprehensive Treatment Center

dba Valley Health Services

dba Wausau Comprehensive Treatment Center

dba Wausau Health Services

California
Mississippi Comprehensive Treatment Centers, LLC	Delaware
Mount Bachelor Educational Center, Inc.	Oregon
Mount Carmel Behavioral Healthcare, LLC	Delaware
dba Mount Carmel Behavioral Health
Next Generation Behavioral Health, LLC	Delaware
New Directions (Bexhill) Limited	United Kingdom
New Directions (Hastings) Limited	United Kingdom
New Directions (Robertsbridge) Limited	United Kingdom
New Directions (St. Leonards on Sea) Limited	United Kingdom
Northeast Behavioral Health, LLC	Delaware
Nottcor 6 Limited	United Kingdom
Ochsner-Acadia, LLC dba River Place Behavioral Health	Delaware
Ohio Hospital for Psychiatry, LLC	Ohio
Ohio Treatment Center, LLC	Delaware
dba Cleveland Comprehensive Treatment Center
dba Canton Comprehensive Treatment Center
dba Toledo Comprehensive Treatment Center
Options Treatment Center Acquisition Corporation dba Options Behavioral Health System dba Options Treatment Center dba YFCS OPT	Indiana
Parkcare Homes Limited	United Kingdom
Parkcare Homes (No. 2) Limited	United Kingdom
Park Royal Fee Owner, LLC	Delaware
Parkersburg Treatment Center, LLC dba Parkersburg Treatment Center	West Virginia
Partnerships in Care Limited	United Kingdom
Partnerships in Care 1 Limited	United Kingdom
Partnerships in Care (Albion) Limited	United Kingdom
Partnerships in Care (Brunswick) Limited	United Kingdom
Partnerships in Care (Beverley) Limited	United Kingdom
Partnerships in Care (Cardiff) Limited	United Kingdom
Partnerships in Care (Cleveland) Limited	United Kingdom
Partnerships in Care (Cleveland) Holding Company Limited	United Kingdom
Partnerships in Care (Cleveland) Property Holding Company Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Partnerships in Care (Ivydene) Limited	United Kingdom
Partnerships in Care (Meadow View) Limited	United Kingdom
Partnerships in Care (Nelson) Limited	United Kingdom
Partnership in Care (Oaktree) Limited	United Kingdom
Partnerships in Care (Oak Vale) Holding Company Limited	United Kingdom
Partnerships in Care (Oak Vale) Limited	United Kingdom
Partnerships in Care (Oak Vale) Property Holding Company Limited	United Kingdom
Partnerships in Care (Pastoral) Limited	United Kingdom
Partnerships in Care (Rhondda) Limited	United Kingdom
Partnerships in Care Scotland Limited	United Kingdom
Partnerships in Care (Vancouver) Holding Company Limited	United Kingdom
Partnerships in Care (Vancouver) Limited	United Kingdom
Partnerships in Care (Vancouver) Property Holding Company Limited	United Kingdom
Partnerships in Care Investments 1 Limited	United Kingdom
Partnerships in Care Investments 2 Limited	United Kingdom
Partnerships in Care Management Limited	United Kingdom
Partnerships in Care Management 2 Limited	United Kingdom
Partnerships in Care Property Holding Company Limited	United Kingdom
Partnerships in Care Property 1 Limited	United Kingdom
Partnerships in Care Property 2 Limited	United Kingdom
Partnerships in Care Property 3 Limited	United Kingdom
Partnerships in Care Property 4 Limited	United Kingdom
Partnerships in Care Property 6 Limited	United Kingdom
Partnerships in Care Property 7 Limited	United Kingdom
Partnerships in Care Property 8 Limited	United Kingdom
Partnerships in Care Property 9 Limited	United Kingdom
Partnerships in Care Property 10 Limited	United Kingdom
Partnerships in Care Property 11 Limited	United Kingdom
Partnerships in Care Property 12 Limited	United Kingdom
Partnerships in Care Property 14 Limited	United Kingdom
Partnerships in Care Property 15 Limited	United Kingdom
Partnerships in Care Property 16 Limited	United Kingdom
Partnerships in Care Property 17 Limited	United Kingdom
Partnerships in Care Property 19 Limited	United Kingdom
Partnerships in Care Property 20 Limited	United Kingdom
Partnerships in Care Property 21 Limited	United Kingdom
Partnerships in Care Property 22 Limited	United Kingdom
Partnerships in Care Property 24 Limited	United Kingdom
Partnerships in Care Property 31 Limited	United Kingdom
PC Ohio Treatment Centers, LLC	Delaware
Peninsula Autism Services and Support Limited	United Kingdom
PHC MeadowWood, LLC	Delaware
PHC of Michigan, LLC dba Harbor Oaks Hospital dba Pioneer Healthcare of Michigan dba Wellplace Michigan	Massachusetts
PHC of Nevada, Inc. dba Harmony Healthcare	Massachusetts
PHC of Utah, Inc. dba Highland Ridge Hospital dba Wellplace Utah	Massachusetts

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
PHC of Virginia, LLC dba Mount Regis Center	Massachusetts
Philadelphia Crisis Response Center, LLC	Delaware
Piney Ridge Treatment Center, LLC dba Piney Ridge Center dba Piney Ridge Treatment Center dba Ridgeview Group Home	Delaware
Pocono Mountain Recovery Center, LLC	Pennsylvania
Pocono Mountain Recovery Center Land, LLC	Pennsylvania
Polaris Hospital Holdings, LLC	Nevada
Positive Living Limited	United Kingdom
Prime Care Choice Limited	United Kingdom
Priory Central Services Limited	United Kingdom
Priory Care Homes Holdings Limited	United Kingdom
Priory Education Services Limited	United Kingdom
Priory Finance Company Limited	Cayman Islands
Priory Finance Property Holdings No. 1 Limited	United Kingdom
Priory Finance Property Holdings No. 2 Limited	United Kingdom
Priory Finance Property LLP	United Kingdom
Priory Grange (Holdings) Limited	United Kingdom
Priory Group Limited	United Kingdom
Priory Group No. 1 Limited	United Kingdom
Priory Group UK 1 Limited	United Kingdom
Priory Group UK 2 Limited	United Kingdom
Priory Health No. 1 Limited	Cayman Islands
Priory Health No. 2 Limited	Cayman Islands
Priory Healthcare Finance Co Limited	United Kingdom
Priory Healthcare Holdings Limited	United Kingdom
Priory Healthcare Investments Limited	United Kingdom
Priory Healthcare Limited	United Kingdom
Priory Healthcare Investments Trustee Limited	United Kingdom
Priory Investments Holdings Limited	Cayman Islands
Priory Holdings Company No. 1 Limited	Cayman Islands
Priory Holdings Company No. 2 Limited	Cayman Islands
Priory Holdings Company No. 3 Limited	Cayman Islands
Priory New Education Services Limited	United Kingdom
Priory New Investments Limited	United Kingdom
Priory New Investments No. 2 Limited	United Kingdom
Priory New Investments No. 3 Limited	United Kingdom
Priory Old Acute Services Limited	United Kingdom
Priory Old Grange Services Limited	United Kingdom
Priory Old Forensic Services Limited	United Kingdom
Priory Old Schools Services Limited	United Kingdom
Priory Pension Trustee Limited	United Kingdom
Priory Rehabilitation Services Limited	United Kingdom
Priory Securitisation Limited	United Kingdom
Priory Securitisation Holdings Limited	United Kingdom
Priory Services for Young People (IOM) Limited	United Kingdom
Priory (Thetford 1) Limited	United Kingdom
Priory (Thetford 2) Limited	United Kingdom
Priory (Troup House) Limited	United Kingdom
Progress Adult Services Limited	United Kingdom
Progress Care (Holdings) Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Progress Care and Education Limited	United Kingdom
Psychiatric Resource Partners, LLC	Delaware

Quality Addiction Management, Inc.

dba Beloit Comprehensive Treatment Center

dba Green Bay Comprehensive Treatment Center

dba Madison West Comprehensive Treatment Center

dba Racine Comprehensive Treatment Center

dba Sheboygan Comprehensive Treatment Center

dba Waukesha Comprehensive Treatment Center

dba West Milwaukee Comprehensive Treatment Center

Wisconsin
Quantum Care (UK) Limited	United Kingdom
R. J. Homes Limited Reading Behavioral Healthcare, LLC	United Kingdom Delaware
Rebound Behavioral Health, LLC	South Carolina
Red River Holding Company, LLC	Delaware
Red River Hospital, LLC dba Red River Hospital	Delaware
Rehabilitation Centers, LLC dba Millcreek of Magee dba Millcreek of Mississippi dba Millcreek of Pontotoc	Mississippi
Resolute Acquisition Corporation dba Polaris Group Home dba Resolute dba Resolute Treatment Center dba Resolute Treatment Facility dba Success Group Home dba YFCS REL	Indiana
Revona LLP	United Kingdom
Richmond Treatment Center, LLC dba Richmond Treatment Center	Indiana
R.I.S.A.T., LLC	Rhode Island
Riverview Behavioral Health, LLC dba Riverview Behavioral Health dba Vista Health Texarkana	Texas
RiverWoods Behavioral Health, LLC dba Acadia Riverwood dba Blue Ridge Mountain Recovery Center dba Riverwoods Behavioral Health	Delaware
Robinson Kay House (Bury) Limited Rock Crest Drive, LLC. Rock Crest LLC Limited Liability Company	United Kingdom Pennsylvania Pennsylvania
Rolling Hills Hospital, LLC	Oklahoma
Rothcare Estates Limited	United Kingdom
RTC Resource Acquisition Corporation dba Resource Treatment Facility dba RTC Resource dba YFCS RES	Indiana
Sahara Health Systems, L.L.C.	Louisiana
San Diego Health Alliance dba Capalina Clinic dba El Cajon Treatment Center dba Fashion Valley Clinic	California

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
San Diego Treatment Services, LLC dba Home Avenue Clinic dba Third Avenue Clinic	California
San Juan Capestrano Hospital, Inc.	Puerto Rico
Sapphire Care Services Limited	United Kingdom
Serenity Knolls	California
Seven Hills Hospital, LLC	Delaware
Shaker Clinic, LLC	Ohio
Sheltered Living Incorporated dba Life Healing Center of Santa Fe	Texas
Sierra Tucson, LLC dba Sierra Tucson	Delaware
SJBH, LLC	Delaware
Skyway House, LLC	Delaware
Sober Living by the Sea, Inc. dba Sober Living IOP dba Sunrise Recovery Ranch dba The Landing at Newport Beach dba The Rose of Newport Beach dba The Victorian of Newport Beach	California
Solutions (Llangarron) Limited	United Kingdom
Sonora Behavioral Health Hospital, LLC	Delaware
Southern Indiana Treatment Center, LLC dba Southern Indiana Treatment Center	Indiana
Southstone Behavioral Healthcare Center, LLC	Delaware
Southwestern Children’s Health Services, Inc. dba Oasis Behavioral Health Hospital dba Parc Place dba Parc Place Behavioral	Arizona

Southwood Psychiatric Hospital, LLC

dba Intercare – Southwood Psychiatric Hospital

dba Intercare – Southwood Psychiatric Hospital

dba Lakewood Residential Program

dba Prosperity House Residential Program

dba Southwood Family Home Services

dba Southwood Outpatient Psychiatric Clinic

dba Southwood Partial Hospitalization Program

dba Southwood Psychiatric Hospital

dba Southwood School

Pennsylvania
SP Cockermouth Limited	United Kingdom
Specialised Courses Offering Purposeful Education Limited	United Kingdom
Speciality Care Limited	United Kingdom
Speciality Care (Addison Court) Limited	United Kingdom
Speciality Care (EMI) Limited	United Kingdom
Speciality Care (Learning Disabilities) Limited	United Kingdom
Speciality Care (Medicare) Limited	United Kingdom
Speciality Care (Rehab) Limited	United Kingdom
Speciality Care (Rest Care) Limited	United Kingdom
Speciality Care (Rest Homes) Limited	United Kingdom
Speciality Care (UK Lease Homes) Limited	United Kingdom
Speciality Healthcare Limited	United Kingdom
Starlite Recovery Center, LLC	Delaware
Stoke Trustee LLP	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Stoke Trustee (No. 2) LLP	United Kingdom
Stone Crest Clinic	Michigan
Strathmore Care Services Limited	United Kingdom
Strathmore College Limited	United Kingdom
Structure House, LLC dba Wellspring at Structure House	Delaware
Success Acquisition, LLC	Indiana
Sturt House Clinic Limited	United Kingdom
SUWS of the Carolinas, Inc. dba SUWS Seasons	Delaware
Swift River Academy, L.L.C.	Delaware
Ten Broeck Tampa, LLC dba North Tampa Behavioral Health	Florida
Ten Lakes Center, LLC	Ohio

Texarkana Behavioral Associates, L.C.

dba Riverview Behavioral Health

dba Riverview Behavioral Health Outpatient Program

dba Valley Behavioral Health Outpatient Program

dba Valley Behavioral Health System

dba Valley Behavioral Health System Outpatient Program

dba Vantage Point Behavioral Health

dba Vantage Point of Northwest Arkansas

dba Vantage Point of the Ozarks

dba Vista Health

Texas
The Camp Recovery Center, LLC dba Azure Acres dba Azure Acres IOP dba Camp IOP-Campbell dba Camp IOP-Monterey dba Camp IOP-Scotts Valley dba Starlite Recovery Center dba The Camp Recovery Center	California
The Manor Clinic Limited	United Kingdom
The Pavilion at HealthPark, LLC dba Park Royal Hospital dba Park Royal Outpatient Clinic dba Park Royal Psychiatric Hospital at Healthpark	Florida
The Refuge, A Healing Place, LLC	Florida
The Refuge-The Nest, LLC	Florida
The Refuge - Transitions, LLC	Florida
Thetford Trustee LLP	United Kingdom
TK Behavioral Holding Company, LLC	Delaware
TK Behavioral, LLC dba Timberline Knolls dba Timberline Knolls Residential Treatment Center	Delaware
Transcultural Health Development, Inc. dba Coastal Recovery Center	California
Treatment Associates, Inc. dba Sacramento Treatment Center	California
Treehome Limited	United Kingdom
TrustPoint Hospital, LLC	Tennessee

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Valley Behavioral Health System, LLC dba Valley Behavioral Health dba Valley Behavioral Health System dba Vantage Point Behavioral Health dba Vantage Point of Northwest Arkansas	Delaware
Velocity Healthcare Limited	United Kingdom

Vermilion Hospital, LLC

dba Acadia Vermilion Hospital

dba Optima Specialty Hospital

dba Vermilion Behavioral Health Systems

dba Vermilion Behavioral Health System North

dba Vermilion Behavioral Health System South

Delaware
Village Behavioral Health, LLC dba The Village	Delaware
Virginia Treatment Center, LLC dba Roanoke Treatment Center dba Lynchburg Treatment Center	Virginia
Vista Behavioral Holding Company, LLC	Delaware
Vista Behavioral Hospital, LLC dba Pacific Grove Hospital dba Vista Behavioral Hospital	Delaware
Vita Nova, LLC	Rhode Island
Volunteer Treatment Center, LLC dba Volunteer Treatment Center	Tennessee

WCHS, Inc.

dba Anchorage Treatment Solutions

dba Canyon Park Treatment Solutions

dba Colton Clinical Services

dba Desert Treatment Clinic

dba Grays Harbor Treatment Solutions

dba Kelso Treatment Solutions

dba Kent Treatment Solutions

dba Kent Treatment Solutions

dba Longview Treatment Solutions

dba Lynnwood Center

dba Northwest Treatment Center

dba Recovery Treatment Center

dba Riverside Treatment Center

dba Spokane Treatment Solutions

dba Tacoma Treatment Solutions

dba Temecula Valley Treatment Center

dba The Renton Clinic

dba Tri-Cities Treatment Center

dba Vancouver Treatment Solutions

dba WCHS of Washington

California
Webster Wellness Professionals, LLC	Missouri
Wednesfield 3 Limited Wednesfield Trustee LLP	United Kingdom United Kingdom
Wednesfield Trustee (No. 2) LLP	United Kingdom
Wellplace, LLC dba Wellplace Pennsylvania dba Wellplace Utah	Massachusetts

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Wheeling Treatment Center, LLC dba Wheeling Treatment Center	West Virginia
White Deer Realty, LLC	Pennsylvania

White Deer Run, LLC

dba Cove Forge Behavioral System at Erie

dba Cove Forge Behavioral System at Pittsburg

dba Cove Forge Behavioral System at Williamsburg

dba Cove Forge Renewal Center

dba Cove PREP

dba Lehigh County Center for Recovery

dba New Directions at Cove Forge

dba New Perspectives at White Deer Run

dba The HOPE Program of Cover Forge at Robinson

dba White Deer Run at Blue Mountain

dba White Deer Run of Allentown

dba White Deer Run of Allenwood

dba White Deer Run of Harrisburg

dba White Deer Run of Lancaster

dba White Deer Run of Lancaster

dba White Deer Run of Lewisburg

dba White Deer Run of New Castle

dba White Deer Run of Williamsport

dba White Deer Run of York

dba White Deer Run of York II

dba White Deer Run Youth Assessment Center

Pennsylvania
Whitewell UK Holding Company 1 Limited	United Kingdom
Whitewell UK Investments 1 Limited	United Kingdom
Wichita Treatment Center Inc.	Kansas
Williamson Treatment Center, LLC	West Virginia
Wilmington Treatment Center, LLC	Virginia
WP Acquisition Sub, LLC dba Haverhill Pavilion Behavioral Health	Delaware
Yorkshire Parkcare Company Limited	United Kingdom
Youth And Family Centered Services of New Mexico, Inc. dba Desert Hills of New Mexico	New Mexico
Youth Care of Utah, Inc. dba Pine Ridge Academy dba Youth Care	Delaware